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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2012
Date of Report (Date of earliest event reported)

HCP, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	001-08895 (Commission File Number)	33-0091377 (IRS Employer Identification Number)

3760 Kilroy Airport Way
Suite 300
Long Beach, California 90806
(Address of principal executive offices) (Zip Code)

(562) 733-5100
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        HCP, Inc. (the "Company"), a Maryland corporation, is re-issuing the historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011 (the "2011 Form 10-K"), to reflect as discontinued operations additional entities that were presented as discontinued operations during the three months ended March 31, 2012 in accordance with the requirements of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 205-20, Discontinued Operations.

        In accordance with the Financial Accounting Standards Board Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income, the Company has elected to present consolidated statements of income followed consecutively by consolidated statements of comprehensive income.

        These reclassification adjustments have no effect on the Company's reported net income attributable to common shares or funds from operations. As a result of the changes discussed above, this Current Report on Form 8-K updates the following information included in Items 6, 7, 7A and 8 of the 2011 Form 10-K:

  •
  Selected Financial Data included in Item 6 of the 2011 Form 10-K

  •
  Management's Discussion and Analysis of Financial Condition and Results of Operations included in Item 7 of the 2011 Form 10-K

  •
  Quantitative and Qualitative Disclosures About Market Risk included in Item 7A of the 2011 Form 10-K

  •
  Financial Statements and Supplementary Data included in Item 8 of the 2011 Form 10-K

        No attempt has been made to update matters in the 2011 Form 10-K for any other activities or events occurring after the original filing date except to the extent expressly provided herein. The information provided in this Current Report on Form 8-K should be read in conjunction with the portions of the 2011 Form 10-K not subject to the updates described herein and the Company's filings made with the Securities and Exchange Commission subsequent to the filing of the 2011 Form 10-K, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and the Company's Current Reports on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired.

        The audited financial statements of HCR Properties, LLC ("HCR ManorCare PropCo") as of December 31, 2010 and 2009 and for the three years in the period ended December 31, 2010, and its unaudited financial statements as of and for the three months ended March 31, 2011 are filed herewith as Exhibits 99.2 and 99.3, respectively, and incorporated in this Item 9.01(a) by reference.

(b)
Pro Forma Financial Information.

        The unaudited pro forma condensed consolidated statement of operations of HCP, Inc. for the year ended December 31, 2011, giving effect to the acquisition of HCR ManorCare PropCo and the purchase of an interest in the operations of HCR ManorCare, Inc., is filed herewith as Exhibit 99.4 and incorporated in this Item 9.01(b) by reference.

(d)
Exhibits.    The following exhibits are being filed herewith:

No.	Description
23.1	Consent of Ernst & Young LLP
23.2	Consent of Deloitte & Touche LLP
23.3	Consent of Ernst & Young LLP
99.1
HCP, Inc.'s updated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data
99.2	HCR ManorCare PropCo audited financial statements as of December 31, 2010 and 2009 and for the three years in the period ended December 31, 2010
99.3	HCR ManorCare PropCo unaudited financial statements as of and for the three months ended March 31, 2011
99.4	HCP, Inc.'s unaudited pro forma condensed consolidated financial statement for the year ended December 31, 2011
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2012

HCP, Inc. (Registrant)
By:	/s/ Timothy M. Schoen Timothy M. Schoen Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

No.	Description
23.1	Consent of Ernst & Young LLP
23.2	Consent of Deloitte & Touche LLP
23.3	Consent of Ernst & Young LLP
99.1
HCP, Inc.'s updated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data
99.2	HCR ManorCare PropCo audited financial statements as of December 31, 2010 and 2009 and for the three years in the period ended December 31, 2010
99.3	HCR ManorCare PropCo unaudited financial statements as of and for the three months ended March 31, 2011
99.4	HCP, Inc.'s unaudited pro forma condensed consolidated financial statement for the year ended December 31, 2011
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX